                             VIEWPOINT CORPORATION
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-3070, 333-17209, 333-20939, 333-26557,
333-28403, 333-67223 and 333-86817) of our report dated March 12, 2001, related to the consolidated financial statements and consolidated financial statement schedule of Viewpoint Corporation, appearing in this Annual Report on Form 10K.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 28, 2001

                                        72